Investment Strategy - Reynders, McVeigh Core Equity Fund	May 28, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities that meet the Adviser’s economic and sustainability criteria. As part of its principal investment strategy, and under normal market conditions, the Fund expects to invest at least 50% of its net assets in equity securities with market capitalizations of over $15 billion. This is a global fund and the portfolio managers expect to invest at least 15% of its net assets in equity securities of companies located in developed foreign markets across any market capitalization and American Depositary Receipts (“ADRs”). ADRs are issued by U.S. banks (depositories) and represent ownership interests in securities of foreign companies that are deposited with those banks. The Fund may invest in sponsored ADR arrangements wherein the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees or unsponsored ADR arrangements wherein the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders.

The Fund will invest primarily in companies that the Adviser believes have prospects for sustainable growth in the future. The Adviser will build a diversified portfolio of stocks with an emphasis on companies that the Adviser believes are financially sound, have a positive, long-term growth outlook, and are led by capable management. The Adviser may consider a variety of factors that may contribute to accelerated growth in the foreseeable future and does not focus on any one particular attribute when making an investment decision. Possible attributes include, but are not limited to, earnings histories, a strong competitive position, a history of innovation, excellent management, and the financial resources to support long-term growth. As part of its research process, the Adviser combines its financial analysis with an analysis of each company’s sustainability profile. The Adviser believes that understanding a company’s sustainability profile complements and is a critical piece of traditional financial analysis. In order to incorporate sustainability factors into the investment discipline, the Adviser analyzes a wide range of sources and incorporates that information into the overall research process. These sources include a company’s own sustainability reports, comparative studies done by specialists in sustainability research, and the use of an outside research service that aggregates hundreds of sources of sustainability data into quantifiable measures. The Adviser also employs artificial intelligence tools to assist in the research process, including the aggregation and analysis of sustainability-related data. These tools are used to support, but not replace, the judgment of the Adviser’s investment professionals.

The Adviser selects stocks that it believes are attractively priced given its analysis of the underlying companies’ balance sheets and perceived sustainable growth opportunities. At times, depending on market conditions, this may lead the Fund to be over-weighted or under-weighted in particular sectors when compared to the overall market.